EXHIBIT 99.2

SECOND QUARTER 2013

Supplemental Operating and Financial Data

Camden City Centre II - Houston, TX
268 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2013 OPERATING RESULTS

Houston, TEXAS (July 25, 2013) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2013.

Funds From Operations (“FFO”)
FFO for the second quarter of 2013 totaled $1.02 per diluted share or $91.4 million, as compared to $0.89 per diluted share or $76.7 million for the same period in 2012.  FFO for the three months ended June 30, 2013 included: a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $1.0 million or $0.01 per diluted share charge related to executive separation costs.

FFO for the six months ended June 30, 2013 totaled $1.99 per diluted share or $178.1 million, as compared to $1.72 per diluted share or $145.3 million for the same period in 2012.  FFO for the six months ended June 30, 2013 included: a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $1.0 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  FFO for the six months ended June 30, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $72.2 million or $0.81 per diluted share for the second quarter of 2013, as compared to $21.8 million or $0.26 per diluted share for the same period in 2012.  EPS for the three months ended June 30, 2013 included:  a $24.9 million or $0.28 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $1.0 million or $0.01 per diluted share charge related to executive separation costs.

For the six months ended June 30, 2013, the Company reported EPS of $135.6 million or $1.53 per diluted share, as compared to $110.5 million or $1.33 per diluted share for the same period in 2012.  EPS for the six months ended June 30, 2013 included:  a $56.6 million or $0.64 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $1.0 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  EPS for the six months ended June 30, 2012 included: a $40.2 million or $0.48 per diluted share gain on acquisition of the controlling interest in twelve joint ventures; a $32.5 million or $0.39 per diluted share gain on sale of discontinued operations; and a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 43,503 apartment homes included in consolidated same property results, second quarter 2013 same property NOI increased 6.4% compared to the second quarter of 2012, with revenues increasing 5.4% and expenses increasing 3.7%.  On a sequential basis, second quarter 2013 same property NOI increased 2.1% compared to the first quarter of 2013, with revenues increasing 1.8% and expenses increasing 1.2% compared to the prior quarter.  On a year-to-date basis, 2013 same property NOI increased 6.6%, with revenues increasing 5.6% and expenses increasing 4.1% compared to the same period in 2012. Same property physical occupancy levels for the portfolio averaged 95.4% during the second quarter of both 2012 and 2013, compared to 95.1% in the first quarter of 2013.

The Company defines same property communities as communities owned and stabilized since January 1, 2012, excluding properties held for sale.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
The Company acquired Camden Post Oak, a 356-home apartment community in Houston, TX, during the quarter for approximately $108.5 million.  Camden also acquired 38.8 acres of land in the metro Phoenix area for future development of three multifamily communities.

Disposition Activity
During the quarter, the Company disposed of Camden Reserve, a 526-home apartment community in Orlando, FL, for approximately $40.5 million.  Additionally, a joint venture of which the Company owned 20% sold 14 communities with 3,098 apartment homes in Las Vegas, NV for a total sales price of $200.2 million.  The Company’s proportionate share of the gain on sale was $13.0 million, and Camden also recognized a promoted equity interest of $3.8 million relating to the achievement of certain performance measures as set forth in the joint venture agreement.

Development Activity
Lease-ups were completed during the quarter at Camden Royal Oaks II, a 104-home project in Houston, TX, which is currently 97% occupied; and Camden Town Square, a 438-home project in Orlando, FL, which is currently 94% occupied. Construction was completed and leasing continued during the quarter at Camden City Centre II, a 268-home project in Houston, TX, which is currently 84% leased.

Construction began during the second quarter at Camden La Frontera in Round Rock, TX, a $36 million project with 300 apartment homes, and Camden Miramar Phase IX in Corpus Christi, TX, an $8 million project with 75 apartment homes.  Construction continued at six additional wholly-owned development communities: Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; and Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes.

Construction began during the second quarter at Camden Southline in Charlotte, NC, a $47 million joint venture project with 266 apartment homes.  Construction also continued at two other joint venture development communities:  Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes which is currently 39% leased; and Camden Waterford Lakes in Orlando, FL, a $40 million project with 300 apartment homes.

Equity Issuances
During the second quarter, Camden issued 419,346 common shares through its ATM program at an average price of $74.74 per share, for total net consideration of approximately $30.8 million.

Earnings Guidance
Camden updated its earnings guidance for 2013 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2013 FFO is expected to be $4.00 to $4.08 per diluted share, and full-year 2013 EPS is expected to be $2.31 to $2.39 per diluted share.  Third quarter 2013 earnings guidance is $0.99 to $1.03 per diluted share for FFO and $0.38 to $0.42 per diluted share for EPS.  Guidance for EPS excludes potential future gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2013 earnings guidance is based on projections of same property revenue growth between 5.0% and 6.0%, expense growth between 3.25% and 4.25%, and NOI growth between 6.0% and 7.0%.  Additional information on the Company’s 2013 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 26, 2013 at 11:00 a.m. Central Time to review its second quarter 2013 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 6328562, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 179 properties containing 62,021 apartment homes across the United States.  Upon completion of 10 properties and the expansion of one property under development, the Company's portfolio will increase to 65,239 apartment homes in 189 properties. Camden was recently named by FORTUNE® Magazine for the sixth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended June 30,				Six Months Ended June 30,
	2013		2012		2013		2012
Total property revenues (a)	$201,527		$176,918		$397,717		$346,617

EBITDA	112,751		103,106		223,449		201,235

Net income attributable to common shareholders	72,172		21,763		135,648		110,521
Per share - basic	0.82		0.26		1.54		1.34
Per share - diluted	0.81		0.26		1.53		1.33

Income from continuing operations attributable to common shareholders	48,956		19,083		79,941		73,041
Per share - basic	0.55		0.23		0.90		0.88
Per share - diluted	0.55		0.23		0.90		0.87

Funds from operations	91,446		76,707		178,077		145,296
Per share - diluted	1.02		0.89		1.99		1.72

Dividends per share	0.63		0.56		1.26		1.12
Dividend payout ratio	61.8%		62.9%		63.3%		65.1%

Interest expensed	24,797		26,247		49,692		52,930
Interest capitalized	3,402		3,243		6,672		6,291
Total interest incurred	28,199		29,490		56,364		59,221

Principal amortization	1,044		1,208		2,139		2,411
Preferred distributions	-		-		-		776

Net Debt to Annualized EBITDA (b)	5.6	x	5.7	x	5.6	x	5.8	x
Interest expense coverage ratio	4.5	x	3.9	x	4.5	x	3.8	x
Total interest coverage ratio	4.0	x	3.5	x	4.0	x	3.4	x
Fixed charge expense coverage ratio	4.4	x	3.8	x	4.3	x	3.6	x
Total fixed charge coverage ratio	3.9	x	3.4	x	3.8	x	3.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4	x	3.5	x	3.4	x	3.5	x

Same property NOI increase (c)	6.4%		8.6%		6.6%		9.1%
(# of apartment homes included)	43,503		47,724		43,503		47,724

Gross turnover of apartment homes (annualized)	68%		67%		62%		61%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	60%		59%		53%		53%

					As of June 30,
					2013		2012
Total assets					$5,486,282		$5,112,574
Total debt					$2,523,823		$2,396,412
Common and common equivalent shares, outstanding end of period (d)					89,779		87,549
Share price, end of period					$69.14		$67.67
Book equity value, end of period (e)					$2,705,130		$2,464,908
Market equity value, end of period (e)					$6,207,320		$5,924,441

(a)	Excludes discontinued operations.

(b)	Net Debt is Notes Payable as reported at period end less Cash and Cash Equivalents as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

(d)	Includes at June 30, 2013: 87,879 common shares (including 442 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (1,900).

(e)	Includes: common shares, common units, and common share equivalents.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2013	2012	2013	2012
Property revenues
Rental revenues	$173,946	$151,775	$343,549	$298,029
Other property revenues	27,581	25,143	54,168	48,588
Total property revenues	201,527	176,918	397,717	346,617

Property expenses
Property operating and maintenance	52,114	47,974	102,608	94,088
Real estate taxes	22,271	18,324	43,924	35,697
Total property expenses	74,385	66,298	146,532	129,785

Non-property income
Fee and asset management	2,827	3,608	5,721	6,531
Interest and other income (loss)	1,038	(65)	1,090	(753)
Income (loss) on deferred compensation plans	(102)	(2,185)	2,897	5,601
Total non-property income	3,763	1,358	9,708	11,379

Other expenses
Property management	5,242	4,851	11,225	10,135
Fee and asset management	1,486	1,444	2,963	3,187
General and administrative	11,590	9,730	21,384	18,409
Interest	24,797	26,247	49,692	52,930
Depreciation and amortization	54,315	51,087	107,570	98,993
Amortization of deferred financing costs	898	900	1,814	1,812
Expense (benefit) on deferred compensation plans	(102)	(2,185)	2,897	5,601
Total other expenses	98,226	92,074	197,545	191,067

Gain on sale of land	-	-	698	-
Gain on acquisition of controlling interest in joint ventures	-	-	-	40,191
Equity in income of joint ventures	17,798	632	18,732	998
Income from continuing operations before income taxes	50,477	20,536	82,778	78,333
Income tax expense - current	(468)	(434)	(867)	(658)
Income from continuing operations	50,009	20,102	81,911	77,675
Income from discontinued operations	62	2,745	810	5,735
Gain on sale of discontinued operations, net of tax	24,866	-	56,649	32,541
Net income	74,937	22,847	139,370	115,951
Less income allocated to non-controlling interests from continuing operations	(1,053)	(1,019)	(1,970)	(1,783)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(1,712)	(65)	(1,752)	(796)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Net income attributable to common shareholders	$72,172	$21,763	$135,648	$110,521

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$74,937	$22,847	$139,370	$115,951
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligations	13	8	27	16
Comprehensive income	74,950	22,855	139,397	115,967
Less income allocated to non-controlling interests from continuing operations	(1,053)	(1,019)	(1,970)	(1,783)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(1,712)	(65)	(1,752)	(796)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Comprehensive income attributable to common shareholders	$72,185	$21,771	$135,675	$110,537

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.82	$0.26	$1.54	$1.34
Net income attributable to common shareholders - diluted	0.81	0.26	1.53	1.33
Income from continuing operations attributable to common shareholders - basic	0.55	0.23	0.90	0.88
Income from continuing operations attributable to common shareholders - diluted	0.55	0.23	0.90	0.87

Weighted average number of common and
common equivalent shares outstanding:
Basic	87,191	83,223	86,949	81,554
Diluted	88,472	83,846	88,283	83,333

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2013	2012	2013	2012

Net income attributable to common shareholders	$72,172	$21,763	$135,648	$110,521
Real estate depreciation from continuing operations	53,094	49,974	105,252	96,771
Real estate depreciation and amortization from discontinued operations	-	2,223	215	4,621
Adjustments for unconsolidated joint ventures	1,313	2,038	2,921	4,313
Income allocated to noncontrolling interests	2,765	709	3,722	1,802
(Gain) on sale of unconsolidated joint venture properties	(13,032)	-	(13,032)	-
(Gain) on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(24,866)	-	(56,649)	(32,541)
Funds from operations - diluted	$91,446	$76,707	$178,077	$145,296

PER SHARE DATA
Funds from operations - diluted	$1.02	$0.89	$1.99	$1.72
Cash distributions	0.63	0.56	1.26	1.12

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	89,558	86,067	89,369	84,461

PROPERTY DATA
Total operating properties (end of period) (a)	179	199	179	199
Total operating apartment homes in operating properties (end of period) (a)	62,021	67,694	62,021	67,694
Total operating apartment homes (weighted average)	54,186	53,720	54,249	53,338
Total operating apartment homes - excluding discontinued operations (weighted average)	54,135	50,244	53,894	49,572

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
	2013	2013	2012	2012	2012
ASSETS
Real estate assets, at cost
Land	$965,257	$949,244	$949,777	$929,289	$893,910
Buildings and improvements	5,552,095	5,404,616	5,389,674	5,359,707	5,203,675
	6,517,352	6,353,860	6,339,451	6,288,996	6,097,585
Accumulated depreciation	(1,604,402)	(1,552,499)	(1,518,896)	(1,542,530)	(1,505,862)
Net operating real estate assets	4,912,950	4,801,361	4,820,555	4,746,466	4,591,723
Properties under development, including land	393,694	339,848	334,463	280,948	297,712
Investments in joint ventures	44,630	45,260	45,092	46,566	47,776
Properties held for sale	-	14,986	30,517	6,373	-
Total real estate assets	5,351,274	5,201,455	5,230,627	5,080,353	4,937,211
Accounts receivable - affiliates	27,274	26,948	33,625	28,874	29,940
Other assets, net (a)	94,847	89,233	88,260	96,401	88,002
Cash and cash equivalents	6,506	59,642	26,669	5,590	52,126
Restricted cash	6,381	5,578	5,991	6,742	5,295
Total assets	$5,486,282	$5,382,856	$5,385,172	$5,217,960	$5,112,574

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,579,733	$1,538,471	$1,538,212	$1,415,354	$1,381,152
Secured	944,090	945,134	972,256	978,371	1,015,260
Accounts payable and accrued expenses	100,279	102,307	101,896	118,879	87,041
Accrued real estate taxes	36,863	20,683	28,452	43,757	31,607
Distributions payable	56,821	56,559	49,969	49,940	49,135
Other liabilities (b)	63,366	69,679	67,679	78,551	83,471
Total liabilities	2,781,152	2,732,833	2,758,464	2,684,852	2,647,666

Commitments and contingencies

Equity
Common shares of beneficial interest	967	962	962	959	945
Additional paid-in capital	3,625,283	3,590,261	3,587,505	3,580,528	3,501,354
Distributions in excess of net income attributable to common shareholders	(574,286)	(590,831)	(598,951)	(692,235)	(674,221)
Treasury shares, at cost	(410,665)	(412,643)	(425,355)	(425,756)	(430,958)
Accumulated other comprehensive loss (c)	(1,035)	(1,048)	(1,062)	(660)	(667)
Total common equity	2,640,264	2,586,701	2,563,099	2,462,836	2,396,453
Noncontrolling interests	64,866	63,322	63,609	70,272	68,455
Total equity	2,705,130	2,650,023	2,626,708	2,533,108	2,464,908
Total liabilities and equity	$5,486,282	$5,382,856	$5,385,172	$5,217,960	$5,112,574

(a) Includes:
net deferred charges of:	$14,008	$14,861	$15,635	$13,695	$14,432

(b) Includes:
deferred revenues of:	$1,336	$2,158	$2,521	$1,746	$2,012
distributions in excess of investments in joint ventures of:	$-	$9,718	$9,509	$16,708	$16,499
fair value adjustment of derivative instruments:	$-	($2)	($1)	$185	$5,918

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN						PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2013 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	4,947	860	-	320	6,127	-	276	276	6,403
Houston, TX	3,353	2,291	268	-	5,912	3,152	-	3,152	9,064
Tampa, FL	4,733	540	-	-	5,273	450	-	450	5,723
Dallas, TX	3,938	1,039	-	-	4,977	1,250	-	1,250	6,227
Las Vegas, NV	3,969	949	-	-	4,918	-	-	-	4,918
Los Angeles/Orange County, CA	2,060	421	-	303	2,784	-	-	-	2,784
SE Florida	2,520	-	-	261	2,781	-	-	-	2,781
Orlando, FL	2,818	858	-	-	3,676	-	300	300	3,976
Charlotte, NC	3,134	-	-	-	3,134	-	266	266	3,400
Atlanta, GA	2,894	223	-	379	3,496	234	-	234	3,730
Denver, CO	1,851	590	-	424	2,865	-	-	-	2,865
Raleigh, NC	2,704	-	-	-	2,704	350	-	350	3,054
Phoenix, AZ	1,084	1,561	-	-	2,645	-	-	-	2,645
San Diego/Inland Empire, CA	1,196	469	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	-	614	2,284	1,360	-	1,360	3,644
Other	632	855	-	75	1,562	798	-	798	2,360

Total Portfolio	43,503	10,656	268	2,376	56,803	7,594	842	8,436	65,239

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	Communities	Communities (b)	Pro Rata % (c)	2013	2013	2012	2012	2012
D.C. Metro	17.9%	16.9%	16.5%	95.5%	95.5%	95.7%	96.2%	95.5%
Houston, TX	8.6%	11.5%	12.2%	96.5%	96.0%	95.4%	96.1%	96.5%
Tampa, FL	7.9%	7.5%	7.5%	95.5%	95.0%	94.7%	95.2%	94.4%
Dallas, TX	6.7%	7.1%	7.3%	95.4%	94.9%	94.6%	95.3%	95.6%
Las Vegas, NV	6.1%	6.4%	6.2%	94.2%	92.4%	92.4%	92.9%	93.0%
Los Angeles/Orange County, CA	7.1%	6.6%	6.5%	95.6%	95.7%	96.2%	95.4%	95.6%
SE Florida	8.2%	6.8%	6.7%	95.1%	94.9%	95.3%	95.4%	94.9%
Orlando, FL	5.3%	5.8%	5.7%	95.8%	95.3%	95.3%	95.4%	95.5%
Charlotte, NC	7.1%	5.8%	5.7%	96.4%	96.1%	95.6%	96.5%	95.9%
Atlanta, GA	5.6%	4.9%	4.8%	95.3%	95.2%	95.5%	95.6%	94.9%
Denver, CO	4.5%	4.8%	4.7%	94.7%	94.8%	95.2%	95.6%	95.2%
Raleigh, NC	5.2%	4.2%	4.2%	95.0%	94.7%	94.6%	95.7%	95.3%
Phoenix, AZ	2.3%	3.9%	3.8%	92.3%	93.0%	92.5%	93.5%	92.3%
San Diego/Inland Empire, CA	3.5%	3.7%	3.6%	94.3%	93.2%	93.3%	94.9%	94.2%
Austin, TX	2.8%	2.3%	2.6%	94.7%	95.0%	95.0%	95.6%	95.3%
Other	1.2%	1.8%	2.0%	96.7%	95.3%	94.4%	95.0%	95.4%

Total Portfolio	100.0%	100.0%	100.0%	95.3%	94.8%	94.7%	95.2%	95.1%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN			COMPONENTS OF
			PROPERTY NET OPERATING INCOME
			(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2013	2012	Change	2013	2012	Change
"Same Property" Communities (a)	43,503	$161,323	$153,074	$8,249	$319,824	$302,725	$17,099
Non-"Same Property" Communities (b)	10,656	37,979	22,108	15,871	73,798	40,410	33,388
Development and Lease-Up Communities (c)	2,644	633	-	633	797	-	797
Other (d)	-	1,592	1,736	(144)	3,298	3,482	(184)
Total Property Revenues	56,803	$201,527	$176,918	$24,609	$397,717	$346,617	$51,100

Property Expenses
"Same Property" Communities (a)	43,503	$58,852	$56,761	$2,091	$116,990	$112,390	$4,600
Non-"Same Property" Communities (b)	10,656	14,427	8,782	5,645	27,296	15,630	11,666
Development and Lease-Up Communities (c)	2,644	320	-	320	388	-	388
Other (d)	-	786	755	31	1,858	1,765	93
Total Property Expenses	56,803	$74,385	$66,298	$8,087	$146,532	$129,785	$16,747

Property Net Operating Income
"Same Property" Communities (a)	43,503	$102,471	$96,313	$6,158	$202,834	$190,335	$12,499
Non-"Same Property" Communities (b)	10,656	23,552	13,326	10,226	46,502	24,780	21,722
Development and Lease-Up Communities (c)	2,644	313	-	313	409	-	409
Other (d)	-	806	981	(175)	1,440	1,717	(277)
Total Property Net Operating Income	56,803	$127,142	$110,620	$16,522	$251,185	$216,832	$34,353

Income from Discontinued Operations (e)	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Property revenues	$164	$9,127	$1,896	$19,288
Property expenses	(102)	(4,159)	(871)	(8,932)
Property net operating income	62	4,968	1,025	10,356
Depreciation and amortization	-	(2,223)	(215)	(4,621)
Gain on sale of discontinued operations, net of tax	24,866	-	56,649	32,541
Income, including gain on sale, allocated to non-controlling interests	(1,712)	(65)	(1,752)	(796)
Income attributable to common shareholders	$23,216	$2,680	$55,707	$37,480

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2012, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2012, excluding properties held for sale.
(d)
  "Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e)	Represents operating results for communities held for sale or disposed of during 2012 and 2013, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN			SECOND QUARTER COMPARISONS
			June 30, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q13	2Q12	Growth	2Q13	2Q12	Growth	2Q13	2Q12	Growth

D.C. Metro	$26,241	$25,455	3.1%	$7,932	$7,687	3.2%	$18,309	$17,768	3.0%
Houston, TX	14,193	12,877	10.2%	5,348	5,051	5.9%	8,845	7,826	13.0%
Tampa, FL	13,813	13,170	4.9%	5,783	5,605	3.2%	8,030	7,565	6.1%
Dallas, TX	11,910	11,223	6.1%	5,033	4,874	3.3%	6,877	6,349	8.3%
Las Vegas, NV	10,001	10,000	0.0%	3,744	3,716	0.8%	6,257	6,284	(0.4%)
Los Angeles/Orange County, CA	10,925	10,477	4.3%	3,648	3,156	15.6%	7,277	7,321	(0.6%)
SE Florida	13,042	12,258	6.4%	4,596	4,451	3.3%	8,446	7,807	8.2%
Orlando, FL	8,878	8,553	3.8%	3,415	3,393	0.6%	5,463	5,160	5.9%
Charlotte, NC	10,940	9,976	9.7%	3,680	3,667	0.4%	7,260	6,309	15.1%
Atlanta, GA	9,475	8,848	7.1%	3,705	3,643	1.7%	5,770	5,205	10.9%
Denver, CO	6,633	6,156	7.7%	2,064	2,072	(0.4%)	4,569	4,084	11.9%
Raleigh, NC	8,085	7,695	5.1%	2,795	2,683	4.2%	5,290	5,012	5.5%
Phoenix, AZ	3,625	3,440	5.4%	1,316	1,260	4.4%	2,309	2,180	5.9%
San Diego/Inland Empire, CA	5,985	5,789	3.4%	2,389	2,309	3.5%	3,596	3,480	3.3%
Austin, TX	5,535	5,265	5.1%	2,620	2,456	6.7%	2,915	2,809	3.8%
Corpus Christi, TX	2,042	1,892	7.9%	784	738	6.2%	1,258	1,154	9.0%

Total Same Property	$161,323	$153,074	5.4%	$58,852	$56,761	3.7%	$102,471	$96,313	6.4%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q13	2Q12	Change	2Q13	2Q12	Change

D.C. Metro	4,947	17.9%	95.6%	95.7%	(0.1%)	$1,646	$1,602	2.7%
Houston, TX	3,353	8.6%	96.6%	97.4%	(0.8%)	1,292	1,164	11.0%
Tampa, FL	4,733	7.9%	95.5%	94.5%	1.0%	846	815	3.7%
Dallas, TX	3,938	6.7%	95.6%	95.9%	(0.3%)	907	847	7.1%
Las Vegas, NV	3,969	6.1%	94.5%	94.2%	0.3%	756	758	(0.3%)
Los Angeles/Orange County, CA	2,060	7.1%	95.6%	95.6%	0.0%	1,686	1,617	4.3%
SE Florida	2,520	8.2%	95.1%	94.9%	0.2%	1,616	1,521	6.3%
Orlando, FL	2,818	5.3%	95.9%	95.7%	0.2%	941	908	3.6%
Charlotte, NC	3,134	7.1%	96.4%	96.2%	0.2%	1,056	964	9.5%
Atlanta, GA	2,894	5.6%	95.1%	95.2%	(0.1%)	974	911	6.9%
Denver, CO	1,851	4.5%	95.4%	95.3%	0.1%	1,085	997	8.8%
Raleigh, NC	2,704	5.2%	95.0%	95.6%	(0.6%)	890	843	5.5%
Phoenix, AZ	1,084	2.3%	92.9%	93.5%	(0.6%)	994	927	7.2%
San Diego/Inland Empire, CA	1,196	3.5%	95.0%	94.2%	0.8%	1,575	1,534	2.7%
Austin, TX	1,670	2.8%	94.5%	95.7%	(1.2%)	991	928	6.8%
Corpus Christi, TX	632	1.2%	96.5%	96.3%	0.2%	923	852	8.3%

Total Same Property	43,503	100.0%	95.4%	95.4%	0.0%	$1,126	$1,068	5.4%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			June 30, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q13	1Q13	Growth	2Q13	1Q13	Growth	2Q13	1Q13	Growth

D.C. Metro	$26,241	$26,031	0.8%	$7,932	$7,621	4.1%	$18,309	$18,410	(0.5%)
Houston, TX	14,193	13,810	2.8%	5,348	5,308	0.8%	8,845	8,502	4.0%
Tampa, FL	13,813	13,595	1.6%	5,783	5,792	(0.2%)	8,030	7,803	2.9%
Dallas, TX	11,910	11,657	2.2%	5,033	5,273	(4.6%)	6,877	6,384	7.7%
Las Vegas, NV	10,001	9,969	0.3%	3,744	3,781	(1.0%)	6,257	6,188	1.1%
Los Angeles/Orange County, CA	10,925	10,845	0.7%	3,648	3,570	2.2%	7,277	7,275	0.0%
SE Florida	13,042	12,788	2.0%	4,596	4,615	(0.4%)	8,446	8,173	3.3%
Orlando, FL	8,878	8,727	1.7%	3,415	3,479	(1.8%)	5,463	5,248	4.1%
Charlotte, NC	10,940	10,616	3.1%	3,680	3,646	0.9%	7,260	6,970	4.2%
Atlanta, GA	9,475	9,264	2.3%	3,705	3,563	4.0%	5,770	5,701	1.2%
Denver, CO	6,633	6,415	3.4%	2,064	1,962	5.2%	4,569	4,453	2.6%
Raleigh, NC	8,085	7,966	1.5%	2,795	2,662	5.0%	5,290	5,304	(0.3%)
Phoenix, AZ	3,625	3,539	2.4%	1,316	1,284	2.5%	2,309	2,255	2.4%
San Diego/Inland Empire, CA	5,985	5,828	2.7%	2,389	2,351	1.6%	3,596	3,477	3.4%
Austin, TX	5,535	5,450	1.6%	2,620	2,499	4.8%	2,915	2,951	(1.2%)
Corpus Christi, TX	2,042	2,001	2.0%	784	732	7.1%	1,258	1,269	(0.9%)

Total Same Property	$161,323	$158,501	1.8%	$58,852	$58,138	1.2%	$102,471	$100,363	2.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q13	1Q13	Change	2Q13	1Q13	Change

D.C. Metro	4,947	17.9%	95.6%	95.6%	0.0%	$1,646	$1,636	0.6%
Houston, TX	3,353	8.6%	96.6%	96.6%	0.0%	1,292	1,266	2.0%
Tampa, FL	4,733	7.9%	95.5%	95.0%	0.5%	846	837	1.0%
Dallas, TX	3,938	6.7%	95.6%	95.5%	0.1%	907	893	1.6%
Las Vegas, NV	3,969	6.1%	94.5%	93.7%	0.8%	756	753	0.4%
Los Angeles/Orange County, CA	2,060	7.1%	95.6%	95.7%	(0.1%)	1,686	1,664	1.3%
SE Florida	2,520	8.2%	95.1%	94.9%	0.2%	1,616	1,594	1.4%
Orlando, FL	2,818	5.3%	95.9%	95.7%	0.2%	941	932	0.9%
Charlotte, NC	3,134	7.1%	96.4%	96.1%	0.3%	1,056	1,035	2.0%
Atlanta, GA	2,894	5.6%	95.1%	95.3%	(0.2%)	974	957	1.8%
Denver, CO	1,851	4.5%	95.4%	94.9%	0.5%	1,085	1,062	2.2%
Raleigh, NC	2,704	5.2%	95.0%	94.5%	0.5%	890	878	1.3%
Phoenix, AZ	1,084	2.3%	92.9%	93.2%	(0.3%)	994	982	1.2%
San Diego/Inland Empire, CA	1,196	3.5%	95.0%	93.3%	1.7%	1,575	1,558	1.1%
Austin, TX	1,670	2.8%	94.5%	94.4%	0.1%	991	979	1.2%
Corpus Christi, TX	632	1.2%	96.5%	95.4%	1.1%	923	903	2.3%

Total Same Property	43,503	100.0%	95.4%	95.1%	0.3%	$1,126	$1,112	1.3%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			June 30, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2013	2012	Growth	2013	2012	Growth	2013	2012	Growth

D.C. Metro	$52,272	$50,470	3.6%	$15,553	$15,051	3.3%	$36,719	$35,419	3.7%
Houston, TX	28,003	25,257	10.9%	10,656	9,977	6.8%	17,347	15,280	13.5%
Tampa, FL	27,408	26,217	4.5%	11,575	11,202	3.3%	15,833	15,015	5.4%
Dallas, TX	23,567	22,130	6.5%	10,306	9,594	7.4%	13,261	12,536	5.8%
Las Vegas, NV	19,970	19,799	0.9%	7,525	7,345	2.5%	12,445	12,454	(0.1%)
Los Angeles/Orange County, CA	21,770	20,872	4.3%	7,218	6,675	8.1%	14,552	14,197	2.5%
SE Florida	25,830	24,323	6.2%	9,211	8,596	7.2%	16,619	15,727	5.7%
Orlando, FL	17,605	16,915	4.1%	6,894	6,799	1.4%	10,711	10,116	5.9%
Charlotte, NC	21,556	19,614	9.9%	7,326	7,270	0.8%	14,230	12,344	15.3%
Atlanta, GA	18,739	17,425	7.5%	7,268	7,299	(0.4%)	11,471	10,126	13.3%
Denver, CO	13,048	12,131	7.6%	4,026	4,037	(0.3%)	9,022	8,094	11.5%
Raleigh, NC	16,051	15,220	5.5%	5,457	5,304	2.9%	10,594	9,916	6.8%
Phoenix, AZ	7,164	6,827	4.9%	2,600	2,454	5.9%	4,564	4,373	4.4%
San Diego/Inland Empire, CA	11,813	11,466	3.0%	4,740	4,555	4.1%	7,073	6,911	2.3%
Austin, TX	10,985	10,361	6.0%	5,119	4,828	6.0%	5,866	5,533	6.0%
Corpus Christi, TX	4,043	3,698	9.3%	1,516	1,404	8.0%	2,527	2,294	10.2%

Total Same Property	$319,824	$302,725	5.6%	$116,990	$112,390	4.1%	$202,834	$190,335	6.6%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2013	2012	Change	2013	2012	Change

D.C. Metro	4,947	18.1%	95.6%	95.1%	0.5%	$1,641	$1,596	2.8%
Houston, TX	3,353	8.6%	96.6%	97.1%	(0.5%)	1,279	1,148	11.4%
Tampa, FL	4,733	7.8%	95.2%	94.7%	0.5%	842	811	3.8%
Dallas, TX	3,938	6.5%	95.5%	95.7%	(0.2%)	900	837	7.5%
Las Vegas, NV	3,969	6.1%	94.1%	93.6%	0.5%	754	757	(0.4%)
Los Angeles/Orange County, CA	2,060	7.2%	95.6%	95.5%	0.1%	1,675	1,608	4.2%
SE Florida	2,520	8.2%	95.0%	95.2%	(0.2%)	1,605	1,510	6.3%
Orlando, FL	2,818	5.3%	95.8%	95.4%	0.4%	937	902	3.8%
Charlotte, NC	3,134	7.0%	96.3%	96.1%	0.2%	1,045	949	10.2%
Atlanta, GA	2,894	5.7%	95.2%	94.8%	0.4%	965	904	6.8%
Denver, CO	1,851	4.4%	95.2%	94.9%	0.3%	1,073	990	8.4%
Raleigh, NC	2,704	5.2%	94.7%	95.4%	(0.7%)	884	836	5.8%
Phoenix, AZ	1,084	2.3%	93.1%	94.0%	(0.9%)	988	922	7.1%
San Diego/Inland Empire, CA	1,196	3.5%	94.2%	93.5%	0.7%	1,567	1,529	2.4%
Austin, TX	1,670	2.9%	94.5%	95.4%	(0.9%)	985	919	7.2%
Corpus Christi, TX	632	1.2%	95.9%	95.9%	0.0%	913	838	9.0%

Total Same Property	43,503	100.0%	95.3%	95.2%	0.1%	$1,119	$1,060	5.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	JUNE 30, 2013
	(In thousands)

(Unaudited)
					% of Actual 2Q13 Operating
Quarterly Comparison (a)	2Q13	2Q12	$ Change	% Change	Expenses

Property taxes	$17,420	$15,704	$1,716	10.9%	29.6%
Salaries and Benefits for On-site Employees	13,857	13,433	424	3.2%	23.5%
Utilities	12,455	12,682	(227)	(1.8%)	21.2%
Repairs and Maintenance	8,295	8,577	(282)	(3.3%)	14.1%
Property Insurance	3,362	2,903	459	15.8%	5.7%
Other	3,463	3,462	1	0.0%	5.9%

Total Same Property	$58,852	$56,761	$2,091	3.7%	100.0%

					% of Actual 2Q13 Operating
Sequential Comparison (a)	2Q13	1Q13	$ Change	% Change	Expenses

Property taxes	$17,420	$17,277	$143	0.8%	29.6%
Salaries and Benefits for On-site Employees	13,857	13,207	650	4.9%	23.5%
Utilities	12,455	12,309	146	1.2%	21.2%
Repairs and Maintenance	8,295	7,800	495	6.3%	14.1%
Property Insurance	3,362	3,995	(633)	(15.8%)	5.7%
Other	3,463	3,550	(87)	(2.4%)	5.9%

Total Same Property	$58,852	$58,138	$714	1.2%	100.0%

					% of Actual 2013 Operating
Year to Date Comparison (a)	2013	2012	$ Change	% Change	Expenses

Property taxes	$34,697	$30,889	$3,808	12.3%	29.7%
Salaries and Benefits for On-site Employees	27,064	26,851	213	0.8%	23.1%
Utilities	24,764	25,219	(455)	(1.8%)	21.2%
Repairs and Maintenance	16,095	16,492	(397)	(2.4%)	13.7%
Property Insurance	7,357	5,823	1,534	26.3%	6.3%
Other	7,013	7,116	(103)	(1.5%)	6.0%

Total Same Property	$116,990	$112,390	$4,600	4.1%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA (a)	2013	2012	2013	2012
Property Revenues
Rental revenues	$5,315	$6,849	$10,989	$14,024
Other property revenues	798	1,044	1,618	2,057
Total property revenues	6,113	7,893	12,607	16,081

Property Expenses
Property operating and maintenance	1,733	2,326	3,560	4,703
Real estate taxes	879	978	1,799	2,042
Total property expenses	2,612	3,304	5,359	6,745

Net Operating Income (NOI)	3,501	4,589	7,248	9,336

Other expenses
Interest	1,135	1,823	2,333	3,821
Depreciation and amortization	1,314	2,056	2,920	4,361
Other	84	78	93	156
Total other expenses	2,533	3,957	5,346	8,338

Promoted equity interests	3,798	-	3,798	-
Gain on sale of properties, net	13,032	-	13,032	-

Equity in income of joint ventures	$17,798	$632	$18,732	$998

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2013	2013	2012	2012	2012
BALANCE SHEET DATA (b)
Land	$110,549	$126,010	$125,707	$147,126	$154,418
Buildings and improvements	705,450	828,505	823,820	1,002,759	1,033,326
	815,999	954,515	949,527	1,149,885	1,187,744
Accumulated depreciation	(51,587)	(143,212)	(135,146)	(170,390)	(166,324)
Real estate assets, net	764,412	811,303	814,381	979,495	1,021,420
Properties under development and land	42,778	91,821	83,573	70,574	57,043
Cash and other assets, net	21,077	14,646	19,830	17,994	17,642
Total assets	$828,267	$917,770	$917,784	$1,068,063	$1,096,105

Notes payable	$555,406	$724,775	$712,707	$844,680	$864,867
Other liabilities	29,848	27,461	39,911	34,677	35,267
Total liabilities	585,254	752,236	752,618	879,357	900,134

Members' equity	243,013	165,534	165,166	188,706	195,971
Total liabilities and members' equity	$828,267	$917,770	$917,784	$1,068,063	$1,096,105

Camden's equity investment	$44,630	$45,260	$45,092	$46,566	$47,776
Distributions in excess of investment in joint ventures	$-	($9,718)	($9,509)	($16,708)	($16,499)

Camden's pro-rata share of debt	$111,081	$144,955	$142,541	$171,215	$175,299

PROPERTY DATA (end of period)
Total operating properties	23	37	37	44	44
Total operating apartment homes	7,594	10,692	10,692	13,165	13,174
Pro rata share of operating apartment homes	1,519	2,138	2,138	2,556	2,558
Total development properties	3	2	2	1	2
Total development apartment homes	842	576	576	276	520
Pro rata share of development apartment homes	168	115	115	55	104

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN						CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2013 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 07/21/2013
Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden City Centre II	268	$36.0	$33.5		4Q11	1Q13	2Q13	4Q13	84%	79%
	Houston, TX

Total Completed Communities in Lease-Up		268	$36.0	$33.5						84%	79%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

UNDER CONSTRUCTION
2.	Camden NOMA	320	$110.0	$87.3	$87.3	4Q11	1Q14	2Q14	2Q15
	Washington, DC
3.	Camden Lamar Heights	314	47.0	16.5	16.5	2Q12	1Q14	2Q14	3Q15
	Austin, TX
4.	Camden Flatirons	424	78.0	29.9	29.9	3Q12	2Q14	4Q14	4Q16
	Denver, CO
5.	Camden Glendale	303	115.0	40.0	40.0	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
6.	Camden Boca Raton	261	54.0	14.1	14.1	4Q12	3Q14	4Q14	1Q16
	Boca Raton, FL
7.	Camden Paces	379	110.0	31.0	31.0	4Q12	1Q14	1Q15	1Q17
	Atlanta, GA
8.	Camden Miramar Phase IX	75	8.0	3.1	3.1	2Q13	3Q13	3Q13	3Q13
	Corpus Christi, TX
9.	Camden La Frontera	300	36.0	5.1	5.1	2Q13	2Q14	1Q15	4Q15
	Round Rock, TX

Total Development Communities		2,376	$558.0	$227.0	$227.0

Additional Development Pipeline & Land (a)					166.7

Total Properties Under Development and Land (per Balance Sheet)					$393.7

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
									2Q13 NOI
NOI from Communities that Stabilized During Quarter								$72.4	$1.1
Completed Communities in Lease-Up								33.5	0.3
Total Recently Stabilized and Non-Stabilized Communities NOI Contribution								$105.9	$1.4

		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 07/21/2013
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden South Capitol	276	$88.0	$76.4	$14.1	2Q11	2Q13	3Q13	3Q14	39%	20%
	Washington, DC
2.	Camden Waterford Lakes	300	40.0	18.4	18.4	4Q12	1Q14	3Q14	4Q15
	Orlando, FL
3.	Camden Southline	266	47.0	8.5	8.5	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture Development Communities		842	$175.0	$103.3	$41.0

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2013 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden Foothills	220	$50.0	$13.5
	Scottsdale, AZ
2.	Camden Vida	234	48.0	9.5
	Tempe, AZ
3.	Camden Gallery (c)	324	56.0	10.0
	Charlotte, NC
4.	Camden Victory Park	425	70.0	16.2
	Dallas, TX
5.	Camden Hollywood	287	125.0	21.7
	Los Angeles, CA
6.	Camden Desert Stone	380	75.0	5.8
	Chandler, AZ
7.	Camden Atlantic	286	62.0	10.1
	Plantation, FL
8.	Camden Lincoln Station	275	48.0	5.5
	Denver, CO
9.	Camden McGowen Station	251	40.0	7.5
	Houston, TX
10.	Camden Buckhead	390	70.0	18.5
	Atlanta, GA

Development Pipeline		3,072	$644.0	$118.3

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$17.4
	Dallas, TX	7.2		8.6
	Houston, TX	11.5		6.5
	Atlanta, GA	3.0		5.3
	Las Vegas, NV	19.6		4.2
	Other	4.8		6.4

Land Holdings		47.0		$48.4

Total Development Pipeline and Land				$166.7

(a)
Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b)
Represents our best estimate of total costs we expect to incur on these projects.  However, forward-looking statements are not guarantees of future performances, results, or events.  Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, and the best estimates routinely require adjustment.

(c)	Formerly known as Camden Centro.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2013 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Acquisitions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Post Oak	Houston, TX	356	2003	04/10/13

Total/Average Acquisitions		$108.5	356 Apartment Homes	2003

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Live Oaks	Tampa, FL	770	1990	01/17/13
2.	Camden Reserve	Orlando, FL	526	1990/1991	04/10/13

Total/Average Dispositions		$103.9	1,296 Apartment Homes	1990

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Tract	Atlanta, GA	2.0	N/A	01/15/13
2.	Andrau Tract	Houston, TX	1.7	N/A	02/15/13

Total/Average Land Dispositions		$6.6	3.7 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Oasis Bay	Las Vegas, NV	128	1990	05/23/13
2.	Oasis Crossings	Las Vegas, NV	72	1996	05/23/13
3.	Oasis Emerald	Las Vegas, NV	132	1988	05/23/13
4.	Oasis Gateway	Las Vegas, NV	360	1997	05/23/13
5.	Oasis Island	Las Vegas, NV	118	1990	05/23/13
6.	Oasis Landing	Las Vegas, NV	144	1990	05/23/13
7.	Oasis Meadows	Las Vegas, NV	383	1996	05/23/13
8.	Oasis Palms	Las Vegas, NV	208	1989	05/23/13
9.	Oasis Pearl	Las Vegas, NV	90	1989	05/23/13
10.	Oasis Place	Las Vegas, NV	240	1992	05/23/13
11.	Oasis Ridge	Las Vegas, NV	477	1984	05/23/13
12.	Oasis Sierra	Las Vegas, NV	208	1998	05/23/13
13.	Oasis Springs	Las Vegas, NV	304	1988	05/23/13
14.	Oasis Vinings	Las Vegas, NV	234	1994	05/23/13

Total/Average Joint Venture Dispositions		$200.2	3,098 Apartment Homes	1992
Pro Rata Joint Venture Dispositions		$40.0

CAMDEN						DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2013:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2013	$1,595	$-	$200,000	$201,595	8.0%	5.4%
2014	3,143	32,247	-	35,390	1.4%	3.2%
2015	2,019	-	250,000	252,019	10.0%	5.1%
2016	2,242	-	-	2,242	0.1%	N/A
2017	2,462	-	246,750	249,212	9.9%	5.7%
Thereafter	73,258	819,107	850,000	1,742,365	69.0%	4.2%
Total Maturing Debt	$84,719	$851,354	$1,546,750	$2,482,823	98.4%	4.5%

Unsecured Line of Credit	-	-	40,000	40,000	1.6%	1.0%
Other Short Term Borrowings	-	-	1,000	1,000	0.0%	1.0%
Total Debt	$84,719	$851,354	$1,587,750	$2,523,823	100.0%	4.5%

Weighted Average Maturity of Debt		6.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$253,013	10.0%	1.0%	6.4 Years
Fixed rate debt	2,270,810	90.0%	4.8%	6.5 Years
Total	$2,523,823	100.0%	4.5%	6.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,579,733	62.6%	4.6%	5.9 Years
Secured debt	944,090	37.4%	4.2%	7.4 Years
Total	$2,523,823	100.0%	4.5%	6.5 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$732,076	77.5%	5.1%	7.6 Years
Conventional variable-rate mortgage debt	175,000	18.6%	1.0%	5.3 Years
Tax exempt variable rate debt	37,013	3.9%	1.3%	15.0 Years
Total	$944,089	100.0%	4.2%	7.4 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q13 NOI	% of Total
Unencumbered real estate assets	43,815	77.1%	$5,357,245	77.5%	$94,998	74.7%
Encumbered real estate assets	12,988	22.9%	1,553,801	22.5%	32,144	25.3%
Total	56,803	100.0%	$6,911,046	100.0%	$127,142	100.0%

Ratio of unencumbered assets at cost to unsecured debt is	3.4 times

(a) Includes all available extension options.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN				DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2013 AND 2014:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
3Q 2013	$787	$-	$-	$787	N/A
4Q 2013	808	-	200,000	200,808	5.4%
2013	$1,595	$-	$200,000	$201,595	5.4%

1Q 2014	$853	$-	$-	$853	N/A
2Q 2014	849	-	-	849	N/A
3Q 2014	852	32,247	-	33,099	3.2%
4Q 2014	589	-	-	589	N/A
2014	$3,143	$32,247	$-	$35,390	3.2%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	32%	Yes

Secured Debt to Gross Asset Value	<	35%	12%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	360%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	36%	Yes

Total Secured Debt to Total Asset Value	<	40%	14%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	345%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	396%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2013:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year (a)	Amortization	Maturities	Total	% of Total	Maturing Debt
2013	$702	$-	$702	0.6%	N/A
2014	1,873	-	1,873	1.7%	N/A
2015	2,057	3,462	5,519	4.9%	3.4%
2016	1,933	37,041	38,974	35.1%	3.3%
2017	1,221	23,431	24,652	22.2%	3.4%
Thereafter	746	37,332	38,078	34.3%	4.4%
Total Maturing Debt	$8,532	$101,266	$109,798	98.8%	3.7%

Subscription lines of credit (b)	-	1,283	1,283	1.2%	1.6%
Total Debt	$8,532	$102,549	$111,081	100.0%	3.7%

Weighted Average Maturity of Debt		4.0 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$18,751	16.9%	2.3%	3.2 Years
Fixed rate debt		92,330	83.1%	4.0%	4.2 Years
Total		$111,081	100.0%	3.7%	4.0 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$92,330	83.2%	4.0%	4.2 Years
Conventional variable-rate mortgage debt		4,256	3.8%	2.1%	2.8 Years
Variable-rate construction loans		13,212	11.9%	2.4%	3.5 Years
Subscription lines of credit		1,283	1.1%	1.6%	1.5 Years
Total		$111,081	100.0%	3.7%	4.0 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,594	$815,999
Properties under development and land		842	42,778
Total		8,436	$858,777

(a) Includes all available extension options.
(b) As of June 30, 2013 these borrowings were drawn under the subscription lines of credit with $9.9 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c) Balance sheet and property data reported at 100%.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2013 and 2014:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
3Q 2013	$347	$-	$347	N/A
4Q 2013	355	-	355	N/A
2013	$702	$-	$702	N/A

1Q 2014	$436	$-	$436	N/A
2Q 2014	472	-	472	N/A
3Q 2014	477	-	477	N/A
4Q 2014 (b)	488	1,283	1,771	1.6%
2014	$1,873	$1,283	$3,156	1.6%

(a) Includes all available extension options.
(b) 4Q 2014 maturities includes subscription lines of credit with $1.3M (Camden's pro-rata share) outstanding as of June 30, 2013. The lines of credit have $9.9 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2013 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,763	$51	$607	$11
Appliances	9.6 years	1,240	23	207	4
Painting	-	-	-	1,494	28
Cabinetry/Countertops	10.0 years	436	8	-	-
Other	9.1 years	1,395	26	519	10
Exteriors
Painting	5.0 years	2,327	43	-	-
Carpentry	10.0 years	812	15	-	-
Landscaping	5.8 years	559	10	2,996	55
Roofing	20.0 years	1,165	21	80	1
Site Drainage	10.0 years	62	1	-	-
Fencing/Stair	10.0 years	381	7	-	-
Other (c)	8.3 years	2,330	43	2,859	53
Common Areas
Mech., Elec., Plumbing	9.4 years	1,608	30	1,258	23
Parking/Paving	5.0 years	367	7	-	-
Pool/Exercise/Facility	8.0 years	2,876	53	416	8

Total		$18,321	$338	$10,436	$193

Weighted Average Apartment Homes			54,186		54,186

Revenue Enhancing Expenditures (d)	10.0 years	$21,908	$10,285

Revenue Enhanced Apartment Homes			2,130

	Year to Date 2013 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$5,071	$94	$1,179	$22
Appliances	9.6 years	2,427	45	397	7
Painting	-	-	-	2,782	51
Cabinetry/Countertops	10.0 years	804	15	-	-
Other	9.1 years	2,624	48	948	18
Exteriors
Painting	5.0 years	2,668	49	-	-
Carpentry	10.0 years	1,458	27	-	-
Landscaping	5.8 years	786	15	6,080	112
Roofing	20.0 years	1,451	27	126	2
Site Drainage	10.0 years	107	2	-	-
Fencing/Stair	10.0 years	506	9	-	-
Other (c)	8.3 years	3,796	70	5,608	103
Common Areas
Mech., Elec., Plumbing	9.4 years	2,461	45	2,351	43
Parking/Paving	5.0 years	396	7	-	-
Pool/Exercise/Facility	8.0 years	4,577	84	727	14

Total		$29,132	$537	$20,198	$372

Weighted Average Apartment Homes			54,249		54,249

Revenue Enhancing Expenditures (d)	10.0 years	$35,221	$9,882

Revenue Enhanced Apartment Homes			3,564

(a)
Includes discontinued operations. Capitalized expenditures for discontinued operations was $15 for the three months ended June 30, 2013 and $125 for the 6 months ended June 30, 2013. Total maintenance expenses for discontinued operations was $16 and $157 for the same periods, respectively.

(b)	Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2013.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d)
Represents capital expenditures for the three and six months ended June 30, 2013 spent on apartment unit renovatons (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$72,172	$21,763	$135,648	$110,521
Real estate depreciation from continuing operations	53,094	49,974	105,252	96,771
Real estate depreciation and amortization from discontinued operations	-	2,223	215	4,621
Adjustments for unconsolidated joint ventures	1,313	2,038	2,921	4,313
Income allocated to noncontrolling interests	2,765	709	3,722	1,802
(Gain) on sale of unconsolidated joint venture properties	(13,032)	-	(13,032)	-
(Gain) on acquisition of controlling interest in joint ventures	-	-	-	(40,191)
(Gain) on sale of discontinued operations, net of tax	(24,866)	-	(56,649)	(32,541)
Funds from operations - diluted	$91,446	$76,707	$178,077	$145,296

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	88,472	83,846	88,283	83,333
FFO diluted	89,558	86,067	89,369	84,461

Net income attributable to common shareholders - diluted	$0.81	$0.26	$1.53	$1.33
FFO per common share - diluted	$1.02	$0.89	$1.99	$1.72

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q13 Range		2013 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.38	$0.42	$2.31	$2.39
Expected real estate depreciation	0.58	0.58	2.34	2.34
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.06	0.06
Expected income allocated to non-controlling interests	0.01	0.01	0.07	0.07
(Gain) on sale of unconsolidated joint venture property	0.00	0.00	(0.15)	(0.15)
Realized (gain) on sale of discontinued operations	0.00	0.00	(0.63)	(0.63)
Expected FFO per share - diluted	$0.99	$1.03	$4.00	$4.08

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$72,172	$21,763	$135,648	$110,521
Less: Fee and asset management income	(2,827)	(3,608)	(5,721)	(6,531)
Less: Interest and other (income) loss	(1,038)	65	(1,090)	753
Less: Income (loss) on deferred compensation plans	102	2,185	(2,897)	(5,601)
Plus: Property management expense	5,242	4,851	11,225	10,135
Plus: Fee and asset management expense	1,486	1,444	2,963	3,187
Plus: General and administrative expense	11,590	9,730	21,384	18,409
Plus: Interest expense	24,797	26,247	49,692	52,930
Plus: Depreciation and amortization	54,315	51,087	107,570	98,993
Plus: Amortization of deferred financing costs	898	900	1,814	1,812
Plus: Expense (benefit) on deferred compensation plans	(102)	(2,185)	2,897	5,601
Less: Gain on sale of land	-	-	(698)	-
Less: Gain on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
Less: Equity in income of joint ventures	(17,798)	(632)	(18,732)	(998)
Plus: Income tax expense - current	468	434	867	658
Less: Income from discontinued operations	(62)	(2,745)	(810)	(5,735)
Less: Gain on sale of discontinued operations, net of tax	(24,866)	-	(56,649)	(32,541)
Plus: Income allocated to non-controlling interests from continuing operations	1,053	1,019	1,970	1,783
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	1,712	65	1,752	796
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Net Operating Income (NOI)	$127,142	$110,620	$251,185	$216,832

"Same Property" Communities	$102,471	$96,313	$202,834	$190,335
Non-"Same Property" Communities	23,552	13,326	46,502	24,780
Development and Lease-Up Communities	313	-	409	-
Other	806	981	1,440	1,717
Net Operating Income (NOI)	$127,142	$110,620	$251,185	$216,832

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income attributable to common shareholders	$72,172	$21,763	$135,648	$110,521
Plus: Interest expense	24,797	26,247	49,692	52,930
Plus: Amortization of deferred financing costs	898	900	1,814	1,812
Plus: Depreciation and amortization	54,315	51,087	107,570	98,993
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Plus: Income allocated to non-controlling interests from continuing operations	1,053	1,019	1,970	1,783
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	1,712	65	1,752	796
Plus: Income tax expense - current	468	434	867	658
Plus: Real estate depreciation and amortization from discontinued operations	-	2,223	215	4,621
Less: Gain on acquisition of controlling interests in joint ventures	-	-	-	(40,191)
Less: Gain on sale of land	-	-	(698)	-
Less: Equity in income of joint ventures	(17,798)	(632)	(18,732)	(998)
Less: Gain on sale of discontinued operations, net of tax	(24,866)	-	(56,649)	(32,541)
EBITDA	$112,751	$103,106	$223,449	$201,235

CAMDEN						OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Standard & Poor's	BBB+	Stable
	Fitch	BBB+	Stable

Estimated Future Dates:		Q3 '13	Q4 '13	Q1 '14	Q2 '14
Earnings release & conference call		Late Oct	Early Feb	Early May	Late July

Dividend Information - Common Shares:		Q1 '13	Q2 '13
Declaration Date		01/31/13	06/14/13
Record Date		03/28/13	06/28/13
Payment Date		04/17/13	07/17/13
Distributions Per Share		$0.63	$0.63

Investor Relations Data:

     Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
          Supplemental Data upon request.

     For Investor Relations:  recent press releases, 10-Q's, 10-K's and other information, call
          1-800-9CAMDEN or (713) 354-2787.

     To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

     For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 6/30/13

(Unaudited)							2Q13 Avg
			Year Placed	Average	Apartment	2Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$951	$1.21
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	93%	698	0.66
Camden Legacy	Scottsdale	AZ	1996	1,067	428	93%	1,010	0.95
Camden Montierra	Scottsdale	AZ	1999	1,071	249	91%	1,192	1.11
Camden Pecos Ranch	Chandler	AZ	2001	924	272	93%	888	0.96
Camden San Marcos	Scottsdale	AZ	1995	984	320	91%	1,007	1.02
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	1,018	0.98
Camden Sierra	Peoria	AZ	1997	925	288	91%	699	0.76
Camden Towne Center	Glendale	AZ	1998	871	240	93%	689	0.79
TOTAL ARIZONA	9	Properties		970	2,645	92%	922	0.95

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,645	1.63
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,037	2.09
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,867	1.85
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,396	1.76
Camden Parkside	Fullerton	CA	1972	836	421	94%	1,286	1.54
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,554	1.74
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,618	1.79

Camden Landmark	Ontario	CA	2006	982	469	93%	1,330	1.35
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,655	1.60
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,519	1.58
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,088	2.33
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,246	1.18
Total San Diego/Inland Empire	5	Properties		991	1,665	94%	1,506	1.52

TOTAL CALIFORNIA	11	Properties		939	4,146	94%	1,573	1.67

Camden Belleview Station	Denver	CO	2009	888	270	92%	1,221	1.38
Camden Caley	Englewood	CO	2000	925	218	95%	1,059	1.15
Camden Centennial	Littleton	CO	1985	744	276	96%	806	1.08
Camden Denver West	Golden	CO	1997	1,015	320	93%	1,228	1.21
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,320	1.15
Camden Interlocken	Broomfield	CO	1999	1,022	340	95%	1,276	1.26
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,066	1.14
Camden Pinnacle	Westminster	CO	1985	748	224	96%	842	1.13
TOTAL COLORADO	8	Properties		942	2,441	95%	1,119	1.19

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,502	1.42
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,367	1.30
Camden College Park	College Park	MD	2008	942	508	95%	1,602	1.70
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,611	1.65
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,686	1.60
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,707	1.83
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,688	1.69
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,446	3.64
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,444	1.44
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,612	1.57
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,538	1.80
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,041	2.45
Camden Roosevelt	Washington	DC	2003	856	198	94%	2,551	2.98
Camden Russett	Laurel	MD	2000	992	426	95%	1,401	1.41
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,454	1.49
Camden Summerfield	Landover	MD	2008	957	291	94%	1,593	1.67
Camden Summerfield II	Landover	MD	2012	936	187	95%	1,577	1.69
TOTAL DC METRO	17	Properties		962	5,807	96%	1,639	1.70

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,629	1.47
Camden Brickell	Miami	FL	2003	937	405	96%	1,766	1.88
Camden Doral	Miami	FL	1999	1,120	260	95%	1,599	1.43
Camden Doral Villas	Miami	FL	2000	1,253	232	94%	1,714	1.37
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	93%	1,865	1.79
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,370	1.14
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,412	1.27
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,616	1.46

Camden Club	Longwood	FL	1986	1,077	436	96%	900	0.84
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	1,050	0.98
Camden Lago Vista	Orlando	FL	2005	955	366	96%	928	0.97
Camden LaVina	Orlando	FL	2012	970	420	95%	1,090	1.13
Camden Lee Vista	Orlando	FL	2000	937	492	96%	894	0.95
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,148	1.41
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	829	0.92
Camden Town Square	Orlando	FL	2012	986	438	97%	1,108	1.13
Camden World Gateway	Orlando	FL	2000	979	408	95%	1,002	1.02
Total Orlando	9	Properties		965	3,676	96%	978	1.01

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 6/30/13

(Unaudited)							2Q13 Avg
			Year Placed	Average	Apartment	2Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	$899	$0.95
Camden Bay Pointe	Tampa	FL	1984	771	368	95%	727	0.94
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	799	1.07
Camden Citrus Park	Tampa	FL	1985	704	247	95%	708	1.01
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	743	1.02
Camden Lakeside	Brandon	FL	1986	729	228	95%	771	1.06
Camden Montague	Tampa	FL	2012	975	192	96%	1,139	1.17
Camden Preserve	Tampa	FL	1996	942	276	95%	1,129	1.20
Camden Providence Lakes	Brandon	FL	1996	1,024	260	96%	914	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	965	0.95
Camden Visconti (1)	Tampa	FL	2007	1,125	450	95%	1,149	1.02
Camden Westchase Park	Tampa	FL	2012	993	348	95%	1,215	1.22
Camden Westshore	Tampa	FL	1986	728	278	96%	886	1.22
Camden Woods	Tampa	FL	1986	1,223	444	96%	879	0.72
Total Tampa/St. Petersburg	14	Properties		897	5,723	96%	902	1.02

TOTAL FLORIDA	30	Properties		962	11,919	96%	1,076	1.12

Camden Brookwood	Atlanta	GA	2002	912	359	95%	1,050	1.15
Camden Creekstone	Atlanta	GA	2002	990	223	96%	993	1.00
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,055	0.89
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	979	0.97
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,085	1.16
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	98%	968	0.94
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	97%	1,271	1.25
Camden River	Duluth	GA	1997	1,103	352	95%	928	0.84
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	911	0.80
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,007	1.01
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	767	0.76
TOTAL GEORGIA	11	Properties		1,027	3,351	95%	996	0.97

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	95%	716	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	95%	714	0.84
Camden Canyon	Las Vegas	NV	1995	987	200	97%	864	0.88
Camden Commons	Henderson	NV	1988	936	376	94%	744	0.80
Camden Cove	Las Vegas	NV	1990	898	124	95%	714	0.80
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	899	0.91
Camden Fairways	Henderson	NV	1989	896	320	95%	872	0.97
Camden Hills	Las Vegas	NV	1991	439	184	95%	490	1.11
Camden Legends	Henderson	NV	1994	792	113	93%	823	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	95%	717	0.79
Camden Pines	Las Vegas	NV	1997	982	315	95%	787	0.80
Camden Pointe	Las Vegas	NV	1996	983	252	95%	729	0.74
Camden Summit	Henderson	NV	1995	1,187	234	95%	1,093	0.92
Camden Tiara	Las Vegas	NV	1996	1,043	400	94%	853	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	94%	693	0.71
TOTAL NEVADA	15	Properties		938	4,918	94%	782	0.83

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,072	1.02
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,344	1.49
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,296	1.51
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	990	0.96
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	880	0.94
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,464	1.38
Camden Habersham	Charlotte	NC	1986	773	240	96%	733	0.95
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	879	0.77
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	938	0.96
Camden Simsbury	Charlotte	NC	1985	874	100	95%	971	1.11
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,226	1.39
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,112	1.01
Camden Touchstone	Charlotte	NC	1986	899	132	98%	826	0.92
Total Charlotte	13	Properties		985	3,134	96%	1,056	1.07

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	95%	1,030	1.02
Camden Crest	Raleigh	NC	2001	1,013	438	96%	848	0.84
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	925	0.88
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	906	0.85
Camden Manor Park	Raleigh	NC	2006	966	484	97%	930	0.96
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	991	0.93
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	800	0.82
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	858	0.84
Total Raleigh	8	Properties		1,016	3,054	95%	906	0.89

TOTAL NORTH CAROLINA	21	Properties		1,001	6,188	96%	982	0.98

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 6/30/13

(Unaudited)							2Q13 Avg
			Year Placed	Average	Apartment	2Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (1)	Austin	TX	2009	862	348	96%	$895	$1.04
Camden Amber Oaks II (1)	Austin	TX	2012	910	244	94%	996	1.09
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	95%	903	1.02
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,053	1.16
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,190	1.25
Camden Huntingdon	Austin	TX	1995	903	398	94%	862	0.95
Camden Ridgecrest	Austin	TX	1995	855	284	94%	793	0.93
Camden Shadow Brook (1)	Austin	TX	2009	909	496	95%	936	1.03
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,035	1.14
Total Austin	9	Properties		901	3,030	95%	964	1.07

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,074	1.24
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	97%	797	1.03
Camden Miramar (2)	Corpus Christi	TX	1994-2011	488	855	56%	991	2.03
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	98%	1,185	1.12
Total Corpus Christi	4	Properties		693	1,757	97%	996	1.44

Camden Addison	Addison	TX	1996	942	456	94%	899	0.95
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,354	1.43
Camden Buckingham	Richardson	TX	1997	919	464	95%	956	1.04
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	893	0.98
Camden Cimarron	Irving	TX	1992	772	286	96%	930	1.21
Camden Design District (1)	Dallas	TX	2009	939	355	95%	1,243	1.32
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,063	1.14
Camden Gardens	Dallas	TX	1983	652	256	98%	645	0.99
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	864	0.99
Camden Henderson	Dallas	TX	2012	967	106	94%	1,462	1.51
Camden Legacy Creek	Plano	TX	1995	831	240	96%	951	1.14
Camden Legacy Park	Plano	TX	1996	871	276	95%	979	1.12
Camden Panther Creek (1)	Frisco	TX	2009	946	295	95%	1,030	1.09
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,237	1.26
Camden Springs	Dallas	TX	1987	713	304	97%	639	0.90
Camden Valley Park	Irving	TX	1986	743	516	97%	846	1.14
Total Dallas/Ft. Worth	16	Properties		883	6,227	95%	1,007	1.14

Camden City Centre	Houston	TX	2007	932	379	96%	1,522	1.63
Camden City Centre II (3)	Houston	TX	2013	868	268	Lease-up	1,605	1.85
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	96%	1,155	1.16
Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	96%	1,161	1.08
Camden Grand Harbor (1)	Katy	TX	2008	959	300	96%	1,059	1.10
Camden Greenway	Houston	TX	1999	861	756	94%	1,286	1.49
Camden Heights (1)	Houston	TX	2004	927	352	97%	1,411	1.52
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,089	1.17
Camden Lakemont (1)	Richmond	TX	2007	904	312	97%	964	1.07
Camden Midtown	Houston	TX	1999	844	337	96%	1,581	1.87
Camden Northpointe (1)	Tomball	TX	2008	940	384	96%	999	1.06
Camden Oak Crest	Houston	TX	2003	870	364	96%	956	1.10
Camden Park	Houston	TX	1995	866	288	98%	915	1.06
Camden Piney Point (1)	Houston	TX	2004	919	318	96%	1,170	1.27
Camden Plaza	Houston	TX	2007	915	271	97%	1,478	1.62
Camden Post Oak	Houston	TX	2003	1,200	356	98%	2,471	2.06
Camden Royal Oaks	Houston	TX	2006	923	236	96%	1,137	1.23
Camden Royal Oaks II	Houston	TX	2012	1,054	104	95%	1,286	1.22
Camden Spring Creek (1)	Spring	TX	2004	1,080	304	98%	1,072	0.99
Camden Stonebridge	Houston	TX	1993	845	204	97%	944	1.12
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	957	1.04
Camden Travis Street	Houston	TX	2010	819	253	98%	1,534	1.87
Camden Vanderbilt	Houston	TX	1996/1997	863	894	98%	1,329	1.54
Camden Whispering Oaks	Houston	TX	2008	934	274	98%	1,124	1.20
Camden Woodson Park (1)	Houston	TX	2008	916	248	97%	1,039	1.13
Camden Yorktown (1)	Houston	TX	2008	995	306	96%	1,051	1.06
Total Houston	26	Properties		929	9,064	97%	1,252	1.35

Camden Braun Station (1)	San Antonio	TX	2006	827	240	97%	854	1.03
Camden Westover Hills (1)	San Antonio	TX	2010	959	288	96%	1,055	1.10
Total San Antonio	2	Properties		899	528	97%	964	1.07

TOTAL TEXAS	57	Properties		890	20,606	96%	1,106	1.24

TOTAL PROPERTIES	179	Properties		942	62,021	95%	$1,130	$1.20

(1)	Communities owned through investment in joint venture.
(2)	Miramar is a student housing community which is excluded from total occupancy numbers.
(3)	Completed communities in lease-up as of June 30, 2013 are excluded from total occupancy numbers.